UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2009
                                                         -----------------

                            TERRITORIAL BANCORP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                     1-34403                  26-4674701
----------------------------     ---------------------     --------------------
(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)


1132 Bishop Street, Suite 2200, Honolulu, Hawaii                  96813
------------------------------------------------                ----------
   (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (808) 946-1400
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On November 13, 2009, Territorial Bancorp Inc. issued a press release announcing earnings for the three- and nine-month periods ended September 30, 2009. A copy of the press release is attached as Exhibit 99 to this report.

     The press release attached as an exhibit to this Current Report pursuant to this Item 2.02 is being furnished to, and not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Not Applicable.

     (d)  Exhibits.

     Exhibit No.              Exhibit

          99                  Press release dated November 13, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Territorial Bancorp Inc.



DATE:  November 17, 2009          By:  /s/ Vernon Hirata
                                       -----------------------------------------
                                       Vernon Hirata
                                       Vice Chairman, Co-Chief Operating Officer
                                       and Secretary